UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2013

Global Indemnity plc

(Exact name of registrant as specified in its charter)

Ireland	001-34809	98-0664891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25/28 North Wall Quay Dublin 1, Ireland	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +(353) (0)1 649 2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant

On September 27, 2013, Global Indemnity plc, through its subsidiary Global Indemnity Group, Inc., borrowed $10.0 million pursuant to the daily credit margin borrowing facility described in Global Indemnity plc’s Current Report on Form 8-K filed on July 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity plc

Date: October 1, 2013	By:	/s/ Thomas M. McGeehan
		Name:	Thomas M. McGeehan
		Title:	Chief Financial Officer